SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                     1934
                            (Amendment No.        )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section 240.14a-11(c) or Rule 14a-12

                           KIEWIT MATERIALS COMPANY
               (Name of Registrant as Specified in its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
       0-11.

1)     Title of each class of securities to which transaction applies:

       ---------------------------------------------------------------------

2)     Aggregate number of securities to which transaction applies:

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3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11*:
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4)     Proposed maximum aggregate value of transaction:

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5)     Total fee paid:

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[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)     Amount previously paid:_____________________________________________

2)     Form, Schedule or Registration Statement No.: ______________________

3)     Filing party: ______________________________________________________

4)     Date filed: ________________________________________________________
----------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.































































                                          April 26, 2001



Dear Kiewit Materials Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Kiewit Materials Company (the "Corporation") to be held at 10:00 a.m. on Friday, June 15, 2001, at Kiewit Plaza, Omaha, Nebraska 68131.

     Information concerning the matters to be considered and voted upon at the Annual Meeting is set forth in the attached Notice of Annual Meeting and Proxy Statement. The Corporation's 2000 Annual Report on Form 10-K is also enclosed for your review and information.

     It is important that your shares be represented at the Annual Meeting regardless of the number of shares that you hold. Therefore, whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy as soon as possible in the envelope that has been provided. The execution and delivery of a Proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting.

                                          Sincerely,



                                          /s/ Kenneth E. Stinson
                                          ------------------------
                                          Kenneth E. Stinson
                                          Chairman of the Board






















                           KIEWIT MATERIALS COMPANY
                                 Kiewit Plaza
                             Omaha, Nebraska 68131

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held Friday, June 15, 2001

To the Stockholders of Kiewit Materials Company:

     The Annual Meeting of Stockholders ("Annual Meeting") of Kiewit Materials Company, a Delaware corporation (the "Corporation"), will be held at Kiewit Plaza, Omaha, Nebraska 68131 at 10:00 a.m. on Friday, June 15, 2001 for the following purposes:

     1. To elect three (3) Class I directors to hold office as specified in the attached Proxy Statement; and

     2. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on April 26, 2001 (the "Record Date") as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. No business other than the election of directors is expected to be considered at the Annual Meeting or at any adjournment or postponement thereof. This Notice, the Proxy Statement, the accompanying form of Proxy and the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2000 are first being mailed to Stockholders on or about May 4, 2001.

     The matters to be considered at the Annual Meeting are more fully described in the accompanying Proxy Statement.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

By Order of the Board of Directors




/s/Kenneth E. Stinson
----------------------
Kenneth E. Stinson
Chairman of the Board

April 26, 2001







                           KIEWIT MATERIALS COMPANY
                                 Kiewit Plaza
                             Omaha, Nebraska 68131

                               PROXY STATEMENT
                    FOR THE ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held Friday, June 15, 2001

                     THE MEETING; VOTING AND SOLICITATION

Date, Time and Place of the Annual Meeting

     The annual meeting ("Annual Meeting") of the holders (the "Stockholders") of the $0.01 par value common stock ("Common Stock") of Kiewit Materials Company, a Delaware corporation (the "Corporation"), will be held on Friday, June 15, 2001, at 10:00 a.m. local time, at Kiewit Plaza, Omaha, Nebraska 68131.

Purpose of the Annual Meeting

     This Proxy Statement ("Proxy Statement") is being furnished to Stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of the Corporation (the "Board") to be voted at the Annual Meeting, or any adjournment or postponement thereof, for the purpose of considering the following matters: (a) to elect three (3) Class I directors to hold office as specified herein; and (b) to transact such other business as may properly come before the Annual Meeting.

Date of Provision of Proxy Statement

     This Proxy Statement, the Notice of Annual Meeting, the accompanying Proxy and the Corporation's annual report on Form 10-K for the fiscal year ended December 31, 2000 are first being mailed to Stockholders on or about May 4, 2001.

Annual Meeting Record Date

     As of April 26, 2001, the record date for the determination of persons entitled to vote at the Annual Meeting (the "Record Date"), there were 36,279,655 shares of Common Stock outstanding.

Voting

     Each share of Common Stock is entitled to one vote on each matter to be voted upon by the Stockholders at the Annual Meeting. The approval of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to elect the nominees as directors.

     Stockholders can vote on matters presented at the Annual Meeting by either voting in person or by signing, dating and returning the enclosed proxy. In the election of directors, the enclosed proxy may be marked for the election of all, some, or none of the nominees for director.

     The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is required to constitute a quorum at the Annual Meeting. Under applicable Delaware law, abstentions and "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. If a quorum should not be present, then the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

Proxies

     All shares of Common Stock represented by properly executed proxies, which are returned and not revoked, will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, it will be voted FOR the Board's nominees for director, and in accordance with the proxy-holders' best judgment as to any other business raised at the Annual Meeting.

     Any Stockholder who delivers a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Corporation a written statement revoking the proxy, by executing and delivering a later dated proxy, or by voting in person at the Annual Meeting.

Solicitation Costs

     The Corporation will bear its own cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain directors, officers and other employees of the Corporation, not specially employed for the purpose, by personal interview, telephone, telegram or e-mail. Such directors, officers and employees will not receive additional compensation for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith.

                              EXPLANATORY NOTE

     On September 30, 2000, Peter Kiewit Sons', Inc. (the former parent company of the Corporation) ("PKS") distributed 32,288,840 shares of Common Stock of the Corporation, representing all of the shares of Common Stock it then held, to PKS stockholders of record on September 15, 2000, in a spin-off intended to be tax free for U.S. federal income tax purposes (the "Spin-Off"). PKS distributed the Common Stock as a dividend to its stockholders on a pro rata basis with each PKS stockholder receiving one share of Common Stock for each share of PKS common stock that stockholder held on that record date.

     Prior to the Spin-Off, PKS offered PKS stockholders who were then employees of the Corporation the opportunity to exchange their shares of PKS common stock for shares of Common Stock with an equal aggregate formula price. In the share exchange, employees of the Corporation collectively exchanged 1,081,226 shares of their PKS common stock, representing 100% of the shares of PKS common stock collectively owned by them and 3.24% of the total issued and outstanding PKS common stock on September 14, 2000. For each PKS share tendered, employees of the Corporation received 2.85 shares of Common Stock. Employees of the Corporation who participated in the share exchange collectively received 3,081,646 shares of Common Stock, representing 8.48% of the issued and outstanding shares of Common Stock on September 15, 2000.

     Prior to the Spin-Off and concurrently with the share exchange, PKS offered holders of its outstanding convertible debentures the opportunity to exchange their PKS debentures for: (i) debentures of the Corporation convertible into shares of Common Stock, or (ii) both shares of Common Stock and new reduced principal amount PKS debentures convertible into shares of PKS common stock. In the debenture exchange, PKS debentureholders collectively exchanged $13,095,000 principal amount outstanding PKS debentures for: (i) $670,000 principal amount convertible debentures of the Corporation, and (ii) both 973,383 shares of Common Stock and $5,475,045 principal amount new PKS debentures.

                               DIRECTOR NOMINEES

     The Board is divided into three (3) classes, designated Class I, Class II and Class III, with each class consisting, as nearly as possible, of one-third of the total number of directors constituting the Board. At each annual meeting, successors to the class of directors whose term expires at that annual meeting will be elected for three-year terms. The terms of the current Class I Directors terminate on the date of the 2001 Annual Meeting. The Board has determined that three (3) Class I directors are to be elected to the Board at the 2001 Annual Meeting. All the nominees are current Class I directors of the Corporation. Each nominee has agreed to serve as a director, if elected. Class I directors will be elected to serve for a three-year term until their successors are duly elected and qualified. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the proxy will vote for that nominee, if any, in their discretion as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy.

             Class I Directors to be Elected at the 2001 Annual Meeting

Name                               Business Experience                 Age
----                               -------------------                 ---
Bruce E. Grewcock       Mr. Grewcock has been a director                47
                        of the Corporation since February 2,
                        1999.  Mr. Grewcock has been President
                        and Chief Operating Officer of PKS since
                        December 2000 and was Executive Vice
                        President of PKS from August 1997 to
                        December 2000.  Mr. Grewcock was
                        the President of Kiewit Western Co., a
                        PKS subsidiary, from July 1997 to July 1999.
                        Mr. Grewcock was an Executive Vice President of Kiewit Construction Group Inc., a PKS subsidiary, from July 1996 to June 1998 and President of Kiewit Mining Group Inc., a PKS subsidiary, from January 1992 to July 1996. Mr. Grewcock is currently also a director of PKS and Kinross Gold
                        Corporation.  Mr. Grewcock is a member
                        of the Executive Committee and the
                        Compensation Committee of the Corporation.

William L. Grewcock     Mr. Grewcock has been a director of the         75
                        Corporation since January 1, 2000.  Mr.
                        Grewcock was Vice Chairman of Level 3
                        Communications, Inc. for more than five
                        years prior to April 1998. Mr. Grewcock is currently also a director of PKS and Level 3 Communications. Mr. Grewcock is a member of the Audit Committee of the Corporation.

Walter Scott, Jr.       Mr. Scott has been a director of the            69
                        Corporation since January 1, 2000.  Mr.
                        Scott has been the Chairman Emeritus of
                        PKS since August 1997 and has been the
                        Chairman of the Board of Level 3
                        Communications for more than the last
                        five years.  Mr. Scott was the Chief
                        Executive Officer of Level 3
                        Communications for more than five years
                        prior to August 1997.  Mr. Scott is
                        currently also a director of Berkshire
                        Hathaway Inc., Burlington Resources Inc.,
                        MidAmerican Energy Holding Co., ConAgra Foods,
                        Inc., Commonwealth Telephone Enterprises, Inc.,
                        RCN Corporation, PKS, Valmont Industries, Inc. and
                        Level 3 Communications. Mr. Scott is a member of the Compensation Committee of the Corporation.


The Board unanimously recommends a vote FOR the nominees identified above.


       Class II Directors Whose Terms Expire at the 2002 Annual Meeting

Name                               Business Experience                   Age
----                                -------------------                   ----
Richard W. Colf          Mr. Colf has been a director of the               57
                         Corporation since January 1, 2000.
                         Mr. Colf has been an Executive Vice
                         President of PKS since July 1998.
                         Mr. Colf has been an Executive Vice
                         President of Kiewit Pacific Co., a PKS
                         subsidiary, since September 1998, was
                         a Senior Vice President of Kiewit Pacific from October 1995 to September 1998 and was a Vice President of Kiewit Pacific for more than five years prior to October
                         1995. Mr. Colf is currently also a director of PKS. Mr. Colf is a member of the Audit
                         Committee of the Corporation

Richard Geary            Mr. Geary has been a director of the             66
                         Corporation since January 1, 2000.
                         Mr. Geary was an Executive Vice President of PKS from August 1997 to July 1998.
                         Mr. Geary was an Executive Vice President of Kiewit Construction Group and President of Kiewit Pacific for more than five years prior to August 1997. Mr. Geary is currently also a director of PKS, and serves on the board of directors of Stancorp Financial
                         Group, David Evans & Associates and Today's
                         Bank, and is a trustee of the Oregon Health
                         Sciences University Foundation. Mr. Geary is the Chairman of the Audit Committee of the Corporation.

James Goodwin            Mr. Goodwin has been a director of the           45
                         Corporation since April 1, 2000. Mr. Goodwin has been a private investor and financial advisor since February 1998. Mr. Goodwin was a Managing Director at Gleacher NatWest, Inc.
                         for more than five years prior to February 1998.
                         Mr. Goodwin is also a director of Champps
                         Entertainment, Inc. Mr. Goodwin is a member of the Compensation Committee of the Corporation


        Class III Directors Whose Terms Expire at the 2003 Annual Meeting

Name                               Business Experience                  Age
----                                -------------------                  ----
Christopher J. Murphy    Mr. Murphy has been a director and the           46
                         Chief Executive Officer of the Corporation since January 1, 2000. Mr. Murphy has been the President of the Corporation since February
                         2, 1999.  Mr. Murphy was the President of Kiewit
                         Mining Group from July 1996 through September
                         2000 and was Vice President of Kiewit Mining
                         Group from October 1995 to July 1996.  Mr.
                         Murphy has been the President of United Metro
                         Materials, Inc., a subsidiary of the Corporation, since July 1996, and was Senior Vice President of United Metro Materials from August 1994 to
                         July 1996.  Mr. Murphy is the Chairman of the
                         Executive Committee of the Corporation.

Kenneth E. Stinson       Mr. Stinson has been a director and Chairman     58
                         of the Corporation since January 1, 2000.  Mr.
                         Stinson has been Chairman and Chief Executive
                         Officer of PKS since March 1998 and was President of PKS from August 1997 to December 2000. Mr.
                         Stinson has been the Chairman and Chief Executive
                         Officer of Kiewit Construction Group for more than the last five years. Mr. Stinson was Executive
                         Vice President of Level 3 Communications from June
                         1991 to August 1997. Mr. Stinson is currently also a director of ConAgra Foods, Inc., Valmont
                         Industries, Inc., PKS and Level 3 Communications.
                         Mr. Stinson is a member of the Executive Committee and is the Chairman of the Compensation Committee of the Corporation.


                      INFORMATION ABOUT THE BOARD OF DIRECTORS

Committees

     The Board has an Audit Committee, a Compensation Committee and an Executive Committee.

     The Audit Committee recommends the selection of and reviews the services provided by the Corporation's independent auditors, consults with the independent auditors and reviews the need for internal auditing procedures and the adequacy of internal controls and reports and makes recommendations to the full Board. The current Audit Committee members are Messrs. Geary (Chairman), Colf and William Grewcock, none of whom are considered independent according to
Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange listing standards. The audit committee had one formal meeting in 2000.

     The Compensation Committee determines the compensation of the Chief Executive Officer, recommends the compensation of the Corporation's key management and personnel and recommends securities ownership and other benefits. The current Compensation Committee members are Messrs. Stinson (Chairman), Goodwin, Bruce Grewcock and Scott. The Compensation Committee had two formal meetings in 2000.

     The Executive Committee exercises, to the maximum extent permitted by law, all powers of the Board between Board meetings, except those functions assigned to specific committees. The current Executive Committee members are Messrs. Murphy (Chairman), Bruce Grewcock and Stinson. In 2000, the Executive Committee acted by written consent in lieu of a meeting on five occasions.

     The Corporation does not have a nominating committee. The Restated Certificate of Incorporation of the Corporation ("Certificate") provides that nominations of persons for election to the Board may be made at any annual meeting of Stockholders or at any special meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the incumbent Board (or any duly authorized committee thereof), or (b) by any Stockholder who complies with the provisions of the Certificate for the nomination of directors. On April 26, 2001, the incumbent Directors nominated the slate listed on page 3 of this Proxy Statement.

     In 2000, the Board had four formal meetings and acted by written consent in lieu of a meeting on ten occasions. In 2000, no director attended less than 75% of the aggregate of the total number of meetings of the Board and the committees of which he was a member.

Director Compensation

     Directors who are employees of the Corporation or its subsidiaries do not receive directors' fees. Commencing in 2001, non-employee directors will receive annual directors' fees of $35,000, payable in shares of Common Stock. For 2000, the directors' fee was $17,500, payable in shares of Common Stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

     The following table presents information regarding the compensation paid by the Corporation to its Chief Executive Officer and each of the Corporation's four other most highly compensated executive officers for the fiscal year ended December 31, 2000 (the "Named Executive Officers"). Prior to the Spin-Off that occurred on September 30, 2000, the compensation for such persons was paid by PKS. The Corporation does not maintain plans under which options, stock appreciation rights, restricted stock awards, long-term incentive compensation, profit sharing, or pension benefits were granted to its Named Executive Officers.

                                            Annual Compensation
                                     ---------------------------------

Name and Principal Position     Year    Salary ($)    Bonus ($)    Other ($)
---------------------------     ----    ---------     ---------    ---------

Christopher J. Murphy           2000    251,650       300,000          (1)
President and Chief             1999    185,700       150,000          (1)
  Executive Officer

Donald E. Bowman                2000    134,322 (2)     --         33,710 (3)
Vice President and Chief        1999       --           --             --
  Financial Officer

Daniel W. Speck                 2000    140,250        80,000          (1)
  Vice President                1999    117,650        30,000          (1)

John J. Shaffer                 2000    161,700         --             --
  Vice President                1999    138,312       111,754          --

Mark E. Belmont                 2000    146,725        13,500          --
  Vice President, General       1999    134,875        13,000          --
  Counsel and Secretary

(1) Other annual compensation in the form of perquisites and other personal benefits has been omitted because the aggregate amount of such perquisites and other personal benefits was less than $50,000 and constituted less than 10% of the executive's total annual salary and bonus.

(2) Mr. Bowman's employment with the Corporation commenced on April 24, 2000 and his salary reflects compensation received from April 24, 2000 through December 31, 2000.

(3)  Represents reimbursement of relocation expenses.

Certain Relationships and Related Transactions

     In connection with the Spin-Off, the Corporation and PKS entered into various agreements intended to implement the Spin-Off, including a separation agreement and a tax sharing agreement, pursuant to which the parties allocated certain liabilities associated with their respective businesses and the costs and other liabilities related to the Spin-Off. The separation agreement contains, among other things, short-term arrangements relating to the lease of office space by PKS to the Corporation and the provision of administrative services by PKS to the Corporation. The tax sharing agreement generally defines the Corporation's and PKS' rights and obligations with respect to tax matters for periods ending prior to the Spin-Off.

     The Corporation and PKS are parties to an administrative services agreement pursuant to which PKS provides to the Corporation certain administrative and related services. The Corporation was obligated to pay PKS approximately $657,047 in connection with the services provided during 2000 pursuant to such agreement. The Corporation paid PKS this amount in 2001.

     Messrs. Colf, Bruce E. Grewcock, and Stinson, who are directors of the Corporation, are executive officers and directors of PKS.

     Bruce E. Grewcock is the son of William L. Grewcock.

Performance Graph

     The Common Stock is not publicly traded. The Corporation's Certificate contains a formula pursuant to which the Common Stock is valued for purposes of sales of Common Stock to employees and repurchases of Common Stock by the Corporation. The formula price is calculated annually and is based on the adjusted book value of the Corporation at the end of the previous year less the amount of declared dividends during the current year. For presentation purposes, the graph below compares the total return of the Common Stock for the period commencing on September 30, 2000 (the date of the Spin-Off) and December 31, 2000 (the end of the Corporation's fiscal year) with the Russell 2000 Index ("Russell 2000") and the Wilshire Materials and Services Index ("Wilshire 5000 M&S") for the same period. The Russell 2000 is comprised of the publicly traded stocks of the 2,000 smallest companies included in the Russell 3000 Index, which includes the publicly traded stocks of the 3,000 largest companies. The Wilshire 5000 M&S is a market capitalization weighted index comprised of the publicly traded stocks of approximately 1,600 companies in the Materials and Services sector as defined by Wilshire Associates, Incorporated. The Wilshire 5000 M&S is one of nine sectors that make up the Wilshire 5000.

     Pursuant to the Certificate, for the period presented in the graph below, the Common Stock was valued at the formula price determined by the Certificate, at September 30, 2000 and at the end of its fiscal year on December 31, 2000.

     The graph assumes that the value of the investment was $100 on September 30, 2000.

  COMPARISON OF THE TOTAL RETURN AMONG KIEWIT MATERIALS COMPANY, THE RUSSELL
             2000 INDEX AND THE WILSHIRE MATERIALS AND SERVICES INDEX

[INSERT GRAPH]

                                                  9/30/00    12/31/00
                                                  -------    --------
      Kiewit Materials Company                     100         110
      Russell 2000 Index                           100          93
      Wilshire Materials and Services Index        100          83

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The table below shows information about the ownership of Common Stock as of April 26, 2001, by the Corporation's directors, nominees for director, the Named Executive Officers and each person who beneficially owns more than 5 percent of the Common Stock. The table also shows the ownership of Common Stock by all of the directors and executive officers as a group as of such date.

                                Number of Shares
     Name                      Beneficially Owned         Percent of Shares
---------------------          ------------------         -----------------

Kenneth E. Stinson (1) (2)         2,882,943                    7.9%
Richard W. Colf                    1,728,411                    4.8%
Bruce E. Grewcock                    991,255                    2.7%
Christopher J. Murphy                848,954                    2.3%
Richard Geary                        720,231                    2.0%
Walter Scott, Jr.                    402,451                    1.1%
Daniel W. Speck                      223,130                     *
Mark E. Belmont                       50,641                     *
John J. Shaffer                       19,780                     *
Donald E. Bowman                      14,006                     *
William L. Grewcock                   10,643                     *
James Goodwin                          2,451                     *

Directors and Executive Officers
As a Group (14 Individuals) (1)    7,969,660                   22.0%
--------------------------------
*     Less than 1%

(1) Includes the 755,973 shares of Common Stock held in trusts, for which Mr. Stinson is the trustee with sole voting and investment powers.

(2)   Mr. Stinson's address is c/o Kiewit Plaza, Omaha, Nebraska 68131.

                               OTHER INFORMATION

Other Matters

     It is not anticipated that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxy in accordance with the discretion of the persons named in the proxy.

Stockholder Proposals

     Any proposal which a Stockholder wishes to have included in the proxy material of the Corporation relating to the 2002 annual meeting must be received by the Corporation by December 22, 2001. In addition, any proposal which a Stockholder intends to present at the 2002 annual meeting must be received by the Secretary of the Corporation on or before April 15, 2002 and not before March 15, 2002. Such Stockholder must comply with the provisions set forth in the Corporation's By-Laws (the "By-Laws"). The By-Laws specify the information which must accompany such Stockholder notice, including the provision of certain information with respect to any persons nominated for election as directors and any information relating to the Stockholder that would be required to be disclosed in a proxy statement. Details of the provision of the By-Laws may be obtained by any Stockholder from the Secretary of the Corporation. Any such proposals should be directed to the Secretary, Kiewit Materials Company, Kiewit Plaza, Omaha, Nebraska 68131.

Audit Committee Report

     The Board of Directors has adopted a written Audit Committee Charter, a copy of which is included as Appendix A to this Proxy Statement.

     The Audit Committee has reviewed and discussed the Corporation's audited financial statements for the fiscal year ended December 31, 2000 with management and with PricewaterhouseCoopers LLP ("PWC"), the Corporation's independent auditors for 2000. The Audit Committee has discussed with PWC the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

     The Audit Committee has received and reviewed the written disclosures from PWC required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and has discussed PWC's independence with PWC. The Audit Committee has considered whether the provision of non-audit services by PWC is compatible with maintaining PWC's independence.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                    Respectfully submitted,

                                    Richard Geary, Chairman
                                    Richard W. Colf
                                    William L. Grewcock

Audit Fees, Financial Information Design and Implementation Fees and All Other Fees

     PricewaterhouseCoopers LLP ("PWC") has been selected by the Board as the
independent public accountants for the Corporation.   Fees paid to PWC for the
last annual audit were approximately $54,743. The Corporation paid no fees to PWC for financial information systems design and implementation. The Corporation paid fees of approximately $147,699 to PWC for non-audit services which generally included a logistics review at United Metro Materials. Representatives of PWC are expected to be present at the Annual Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's directors, executive officers and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the United States Securities and Exchange Commission ("SEC"). SEC Regulations require the Corporation to identify anyone who filed a required report late
during the most recent fiscal year.   The initial reports of ownership of
Common Stock for each of the Corporation's executive officers and directors were required under SEC rules to be filed prior to the completion of the Spin-Off. These initial reports were, instead, filed concurrently with the completion of the Spin-Off. To the Corporation's knowledge, based solely on a review of copies of Section 16 filings furnished to the Corporation by its executive officers and directors, the executive officers and directors complied with the other Section 16 reporting requirement in 2000.

Annual Report

     The Corporation is mailing to each Stockholder, along with this Proxy Statement, a copy of its annual report. The Corporation's annual report is its Form 10-K for the fiscal year ending December 31, 2000, as filed with the SEC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE UPON THE WRITTEN REQUEST OF A STOCKHOLDER A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND EXHIBITS, FILED WITH THE SEC. WRITTEN REQUESTS SHOULD BE ADDRESSED TO THE SECRETARY, KIEWIT MATERIALS COMPANY, KIEWIT PLAZA, OMAHA, NEBRASKA 68131.

                                                 KIEWIT MATERIALS COMPANY
                                                 April 26, 2001







                                  Appendix A

                           KIEWIT MATERIALS COMPANY
                           AUDIT COMMITTEE CHARTER

PURPOSE

This charter defines the role of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Kiewit Materials Company (the "Company"). It complements and is an extension of the Company's By-Laws. The Committee assists the Board in accomplishing its oversight responsibilities with respect to (i) review of the financial reporting process including information provided to shareholders and filed with the Securities and Exchange Commission ("SEC"); (ii) the effectiveness of internal controls established by management; (iii) the internal and external audit processes; and (iv) the Company's compliance with laws, regulations and internal policies and procedures.

ORGANIZATION

The Board appoints the members of the Committee annually. The Committee shall consist of three members one of whom shall be appointed the Chairman of the Committee. The Chairman is authorized to call special meetings of the Committee. Telephonic meetings can be used to conduct the Committee's business between regularly scheduled meetings. An agenda shall be distributed at each meeting and minutes shall be maintained and distributed after the meeting. The Committee shall regularly update the Board about activities of the Committee. Members of the Committee shall be listed in the Company's Proxy Statement. None of the members of the Committee shall be directly involved in the supervision or management of the financial affairs of the Company or any of its subsidiaries.

AUTHORITY

The Committee approves the appointment of the external auditors. It is also empowered to replace the external auditors. The Committee and the external auditors shall have an open and transparent relationship. Ultimately, the external auditors are responsible to the Board through the Committee.

The responsibilities of the Committee are delineated below. It is a list of the most essential responsibilities of the Committee. It is not intended to limit the Committee's authority. In that regard, the Committee is granted the authority to investigate any matter or activity involving financial accounting or reporting, the Company's internal controls and the Company's compliance with laws, regulations and internal policies and procedures. If necessary, outside professionals may be employed to assist the Committee in its work.

It is not the duty of the Committee to plan or conduct audits. The Committee does not determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. Management is responsible for preparing the Company's financial statements and related regulatory filings. The external auditors are responsible for auditing the Company's financial statements and regulatory filings. It is not the duty nor responsibility of the Committee to conduct investigations or to resolve any disagreements between management and the external auditors. The Committee is not responsible to assure compliance with laws and regulations and the Company's internal policies and procedures.

RESPONSIBILITIES

     Review of Charter: On an annual basis, the Committee shall review and reassess the adequacy of this Charter. The Committee shall consider new regulations or changes to existing regulations issued by regulatory bodies, developing best practices for Audit Committees and the particular requirements of the Company. Proposed changes shall be discussed with the Board and presented for the Board's approval.

     Internal Control: The Committee shall monitor whether management is setting the appropriate tone regarding the importance of internal controls. The adequacy of the Company's internal controls shall be discussed with management, internal auditors and the external auditors. The Committee shall review with management how business risks are assessed by the Company and the Company's plans to minimize those risks. The adequacy, security and contingency plans related to computer systems shall be assessed. The Committee shall determine if auditor recommendations, whether internal or external, related to internal controls have been implemented.

     Financial Reporting: The Committee shall review both the annual and interim financial statements and regulatory filings, such as the Company's Quarterly Report on Form 10-Q and the Company's Annual Report on Form 10-K filed with the SEC. Discussions shall be held with management and the external auditors regarding any significant accounting and reporting issues including recent pronouncements by authoritative bodies. In discussions with management and the external auditors, the Committee shall discuss the quality as well as the acceptability of accounting principles used by the Company. In addition, the Committee shall discuss the clarity of financial disclosures with management and the external auditors.

     Compliance with Laws and Regulations: The effectiveness of the Company's systems used to detect non-compliance with laws and regulations shall be discussed with management and, if appropriate, the external auditors and outside legal counsel. The Committee shall determine that management's resolution regarding any improprieties, irregularities or fraudulent acts has been timely and effective. Any examinations or inquiries by regulatory bodies shall be reviewed with management and, if appropriate, the external auditors. At least annually, the Committee shall meet with the Company's General Counsel concerning legal and regulatory matters that may have a material impact on the Company's financial statements.

     Internal Policies and Procedures: Any violations of internal policies shall be reviewed with management. The Committee shall assess both the timeliness and effectiveness of management's responses to policy violations. In addition, the Committee shall monitor business practices of the Company as set forth in the written policies of the Company, such as compliance with the Company's written antitrust policy.

     Internal Audits: The Committee shall review with management the Company's annual internal audit plan. In addition, the Committee shall review the findings shown in the internal audit reports and the follow-up actions by management.

     External Audits: The Committee shall meet with the external auditors and review their proposed audit scope and audit plan and make recommendations as appropriate. The proposed fees for audit services and non-audit services shall be reviewed with management and the external auditors. The Committee shall approve the appointment, retention and termination of the external auditors. After the annual audit and regulatory filings with the SEC are completed, the Committee shall review any recommendations or issues raised by the external auditors as a result of their audit of the Company. The Committee shall review management's response to any recommendations made or issues raised by the external auditors. In addition, the Committee shall meet separately with the external auditors to assess the quality of the people and financial systems employed by the Company. In accordance with guidance published by the Independence Standards Board, the Committee shall monitor the external auditors' independence from management and the Company with regard to services provided to the Company.











                       KIEWIT MATERIALS COMPANY
                  PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
                 THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 15, 2001
                                       PROXY

The undersigned holder of Common Stock of Kiewit Materials Company hereby appoints Todd A. Freyer and Brian T. Shoemaker, or either of them or their substitutes, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Kiewit Materials Company held of record by the undersigned at the close of business on April 26, 2001, at the Annual Meeting of Stockholders to be held at 10:00 a.m. on June 15, 2001, at Kiewit Plaza, Omaha, Nebraska, or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or at any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE BOARD'S NOMINEES FOR CLASS I DIRECTORS.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING, WHETHER OR NOT YOU ATTEND THE MEETING IN PERSON. TO MAKE SURE YOUR SHARES ARE REPRESENTED, WE URGE YOU TO COMPLETE AND DETACH THE PROXY FORM BELOW AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE.

                       (FOLD AND DETACH PROXY FORM HERE)
------------------------------------------------------------------------------

Proposal 1:  Election of Class I Directors
             To elect the following three nominees as Class I Directors:
             Bruce E. Grewcock, William L. Grewcock, Walter Scott, Jr.
                      ___  FOR       ___  FOR         ___  WITHHOLD
                      all nominees   all nominees     authority to
                      listed         listed (except   vote for all
                                     as otherwise     nominees
                                     specified
                                     below

Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) in the space below.

     --------------------------------------------------------------------
IMPORTANT: Please sign exactly as your name appears below and mail this proxy form promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                  _______________________________________
                                  Signature
                                  Date___________________________________

PLEASE COMPLETE AND DETACH THIS PROXY FORM AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE.
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